UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 14, 2008

BIONOVO, INC.
 (Exact name of Registrant as specified in its charter)

Delaware	001-33498	20-5526892
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5858 Horton Street, Suite 375
Emeryville, CA 94608
(Address of Principal Executive Offices)

(510) 601-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On April 14, 2008, Dr.  John D. Baxter was elected to the Board of Directors (the “Board”) of Bionovo, Inc. (the “Company”). A press release announcing Dr. Baxter’s election, dated April 17, 2008, is attached hereto as Exhibit 99.1.

        In connection with his election, the Board granted Dr. Baxter stock options to purchase 25,000 shares of the Company’s common stock, par value $.0001 per share, which are presently exercisable and will expire on April 14, 2013.

Item 9.01.                                Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Bionovo, Inc., dated April 17, 2008, announcing appointment of John D. Baxter to its Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 17, 2008

BIONOVO, INC. (Registrant)

/s/ Isaac Cohen
Isaac Cohen Chairman and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Bionovo, Inc., dated April 17, 2008, announcing appointment of John D. Baxter to its Board of Directors.